Exhibit 99(a)

Certification of Periodic Report

     I, Charles K. Gifford, President and Chief Executive Officer of FleetBoston Financial Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ CHARLES K. GIFFORD Charles K. Gifford President and Chief Executive Officer